Exhibit 10.67

January 25, 2001

Ms. Anna Hall

Director of Business Development

Genentech, Inc.

1 DNA Way

South San Francisco

CA 94080-4990

RE:	AMENDMENT NO. 5 TO THE INTERMUNE/GENENTECH LICENSE AGREEMENT

Dear Ms. Hall:

Please consider this document as Amendment No. 5 to that certain License Agreement for Interferon Gamma, dated May 5, 1998; as amended on December 26, 1998; January 15, 1999; April 27, 1999; and June 23, 2000 (collectively, the “Agreement”), between INTERMUNE PHARMACEUTICALS, INC. and GENENTECH, INC. (collectively, the “Parties”).

1. The Parties agree that the first sentence of Section 2.2(b) of the Agreement is hereby terminated in its entirety and amended and superseded as follows:

“(b) Use of the Mark. In using the Actimmune mark, InterMune shall display said mark with either the first letter in uppercase (i.e., Actimmune) or all letters in uppercase (i.e., ACTIMMUNE).”

2. All other sections and exhibits of the Agreement remain unchanged.

3. This Amendment No. 5 to the Agreement is made effective as of January 25, 2001.

IN WITNESS THEREOF, the parties have executed this Amendment No. 5 to the Agreement as of the date set forth below.

INTERMUNE PHARMACEUTICALS, INC.	GENENTECH, INC.

By	/s/ John Wulf	By	/s/ Joseph S. McCracken

John Wulf	Print Name:	Joseph S. McCracken

Sr. Vice President of Corporate Development	Title:	VP Business Development

Date	January 25, 2001	Date:	4/5/01